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                               SEMI-ANNUAL REPORT






================================================================================


                               THE FAIRHOLME FUND

================================================================================


                       A No-Load Capital Appreciation Fund



















                                  May 31, 2001








                             www.fairholmefunds.com

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
Dear Fellow Shareholder:

Below is a comparison of the Fund's performance and that of the Standard and Poor's 500 Index (with dividends reinvested) for the six-month period ended May 31, 2001:

          The Fairholme Fund                 S&P 500 (with dividends)
                +11.6%                                -3.9%

We're also pleased to report that Lipper Analytical Services awarded your Fund their 2000 Performance Achievement Award as the #1 Multi-Cap Value Fund in the United States.

Success doesn't need elaboration, while failure requires clear explanation. We made a mistake with an investment in USG Corporation - the leader in gypsum wallboard (Sheetrock). We believed we were buying a well-run business at less than four times last year's cash earnings before a non-cash charge for asbestos litigation, which we thought was peaking. In hindsight, our assumptions were not realistic. Wallboard prices fell faster and further than we thought possible. Asbestos litigation and settlement costs rose beyond rational expectation. The chances for legislative help diminished abruptly with the change in political control of the U.S. Senate. With sharply reduced cash profit and increased litigation expenses, some form of Chapter 11 reorganization now seems reasonable. So far, this mistake has cost the Fund approximately 2% of assets and our remaining exposure is modest. Our expensively purchased knowledge should help us avoid future errors.

There is good news: trends in property-casualty insurance continue to be positive, and in some cases accelerating. Some of the Fund's largest holdings, such as Berkshire Hathaway, White Mountains Insurance Group, Mercury General, and Markel Corporation are benefiting from recent developments. In particular, Berkshire continues to show improved underwriting results, White Mountains closed on its recent CGU Insurance Group purchase, Mercury is seeing renewed growth in policy applications, and Markel's underwriting discipline is starting to pay off in a big way. Our business partners in these companies are some of the most talented executives and capital allocators in any industry.

Difficult markets help us succeed as investors. While claiming no predictive ability to recognize or time the next recession, we are not afraid of periods of slow business and weaker markets. Only in adverse environments do owner-oriented companies with proven records and strong balance sheets sell at bargain prices. We saw a perfect example last year, which allowed us to establish our valuable investments in the property-casualty insurance industry at a time when other sectors were flying high. One common element among our core holdings is the ability to capitalize on difficult environments. Tough times allow the prepared to attractively deploy capital, setting the stage for future growth. Companies such as Berkshire Hathaway and Leucadia National have historically specialized in capitalizing on the distress of others. Recently, these two holdings teamed up to recapitalize Finova Corporation, a lender currently in bankruptcy. So, the next time you see dire headlines - think opportunity for the Fund.

The Fund's advertising budget continues to hover at zero. We are focused on investing and our growth depends on performance and word of mouth. Interested investors can read more about the Fund and its adviser, Fairholme Capital Management, L.L.C., at our website: www.fairholmefunds.com.

Sincerely,

/S/ Bruce R. Berkowitz
/S/ Peter A. Russ
/S/ Lawrence S. Pitkowsky
/S/ Keith D. Trauner

Bruce R. Berkowitz    Peter A. Russ    Lawrence S. Pitkowsky    Keith D. Trauner

================================================================================
THE FAIRHOLME FUND
================================================================================
                                            Schedule of Investments (unaudited)
                                                                  May 31, 2001
================================================================================
 Shares/Principal Amt. - % of Assets                              Market Value
================================================================================

 COMMON STOCKS

Property Casualty Insurance - 20.58%
     5,731 Markel Corp.*                                             1,121,843
    28,000 Mercury General Corp.                                     1,024,800
    20,000 RLI Corp.                                                   825,600
     6,100 White Mountains Insurance Grp. Ltd.                       2,110,600
                                                                  ------------
                                                                  $  5,082,843
Gold Ores - 0.60%
     9,000 Barrick Gold Corp.                                          148,500
                                                                  ------------

Building and Construction Products - 1.64%
    48,500 USG Corp.*                                                  405,460
                                                                  ------------

Title Insurance - 2.77%
    30,000 Fidelity National Financial Inc.                            684,000
                                                                  ------------

Newspapers: Publishing, or Publishing - 0.24%
       100 Washington Post Co. Cl. B                                    58,230
                                                                  ------------

Personal Credit Institutions - 4.19%
    12,500 Household International Inc.                                820,750
     3,200 Student Loan Corp.                                          214,080
                                                                  ------------
                                                                     1,034,830

Racing, Including Track Operations - 2.84%
    16,000 Intl. Speedway Co. Cl. A                                    701,920
                                                                  ------------

Retail Apparel - 0.95%
     7,000 TJX Companies Inc.                                          234,220
                                                                  ------------

Security Brokers and Dealers - 1.36%
    11,000 Jefferies Group Inc.                                        336,050
                                                                  ------------
Real Estate Operations - 3.04%
    15,000 Aegis Realty Inc.                                           160,500
   540,500 Homefed Corp.*                                              502,665
    10,000 HRPT Properties Trust                                        87,200
                                                                  ------------
                                                                  $    750,365

Home Furnishings -3.04%
    18,000 Ethan Allen Inc.                                            660,780
                                                                  ------------

Diversified Holding Company - 34.88%
     4,896 Alleghany Corp.*                                          1,022,285
     2,730 Berkshire Hathaway Cl. B*                                 6,202,560
    23,000 Leucadia National Corp.                                     765,900
     1,960 Wesco Financial Corp.                                       623,084
                                                                  ------------
                                                                     8,613,829

TOTAL FOR COMMON STOCK - 75.78%                                     18,711,027
                                                                  ------------

MISCELLANEOUS INVESTMENTS - 1.53%
    25,000 Boulder Total Return Fund                                   377,000
                                                                  ------------
CASH AND EQUIVALENTS

U.S. Government Obligations - 16.08%
 2,000,000 3 Month T-Bill 0%, 7-5-2001                               1,992,609
 2,000,000 4 Month T-Bill 0%, 9-20-2001                              1,978,889
                                                                  ------------
                                                                     3,971,498

Money Market Funds - 6.21%
 1,533,106 UMB Money Market                                          1,533,106
                                                                  ------------

TOTAL INVESTMENTS - 99.59%                                          24,592,631
     (Identified Cost $20,797,524)

OTHER ASSETS LESS LIABILITIES - 0.41%                                  100,057
                                                                  ------------

NET ASSETS  - 100.00%                                             $ 24,692,688
                                                                  ============


 * Non-Income Producing Securities

    The accompanying notes are an integral part of the financial statements

================================================================================
THE FAIRHOLME FUND
================================================================================
                                  Statement of Changes in Net Assets (unaudited)

                                                                 12/1/00        12/29/1999*
                                                                   to               to
                                                                 5/31/01         11/30/00
CHANGE IN NET ASSETS:
From Operations:
     Net Investment Income                                   $     47,633      $     28,084
     Net Realized Gain (Loss) on Investments                      263,665           266,851
     Net Unrealized Appreciation (Depreciation)                 1,500,423         2,295,066
                                                             -------------     -------------
     Increase (Decrease) in Net Assets from Operations          1,811,721         2,590,001
From Distributions to Shareholders:
     Net Investment Income                                        (40,113)                0
     Net Realized Gain from Security Transactions                (268,652)                0
                                                             -------------     -------------
     Net Decrease from Distributions                             (308,765)                0
From Capital Share Transactions:
     Proceeds From Sale of Shares                               9,995,280        11,590,001
     Shares Issued on Reinvestment of Dividends                   308,372                 0
     Cost of Shares Redeemed                                   (1,023,841)         (245,704)
                                                             -------------     -------------
Net Increase from Shareholder Activity                          9,279,811        11,319,920

NET ASSETS:
Net Increase  in Net Assets                                    10,782,767        13,909,921
Net Assets at Beginning of Period                              13,909,921                 0
                                                             -------------     -------------
Net Assets at End of Period ( including accumulated
undistributed net investment income of  $35,986)             $ 24,692,688      $ 13,909,921
                                                             =============     =============
SHARE TRANSACTIONS:
     Issued                                                       687,222         1,048,732
     Reinvested                                                    20,992                -
     Redeemed                                                     (71,108)          (21,927)
                                                             -------------     -------------
Net Increase (Decrease) in Shares                                 637,106         1,026,805
Shares Outstanding at Beginning of Period                       1,026,805                -
                                                             -------------     -------------
Shares Outstanding at End of Period                             1,663,911         1,026,805
                                                             =============     =============

  *  Commencement of Operations

    The accompanying notes are an integral part of the financial statements

================================================================================
THE FAIRHOLME FUND
================================================================================
                                 Statement of Assets and Liabilities (unaudited)
                                                                    May 31, 2001

Assets:
     Investment Securities at Market Value                       $  24,592,631
       (Identified Cost $20,797,524)
     Cash                                                               12,528
     Shareholder purchases                                             100,000
     Receivables:
          Dividends and Interest                                         7,813
                                                                 --------------
               Total Assets                                      $  24,713,072
                                                                 --------------
Liabilities:
     Accrued Expenses                                                   20,384
               Total Liabilities                                        20,384
                                                                 --------------
Net Assets                                                       $  24,692,688
                                                                 ==============
Net Assets Consist of:
     Capital Paid In                                             $  20,599,731
     Unrealized Net Investment Income                                   35,986
     Accumulated Realized Gain (Loss) on Investments -Net              261,864
     Unrealized Appreciation/(Depreciation) in Value
          of Investments Based on Identified Cost - Net              3,795,107
                                                                 --------------
Net Assets for 1,663,911 Shares Outstanding                      $  24,692,688
                                                                 ==============

Per Share Net Asset Value and Redemption Price                   $       14.84
            ($24,692,688/1,663,911 shares)

    The accompanying notes are an integral part of the financial statements

================================================================================
 THE FAIRHOLME FUND
================================================================================
                                             Statement of Operations (unuadited)

                                                                     12/1/00
                                                                       to
                                                                     5/31/01
Investment Income:
     Dividends                                                   $      46,573
     Interest                                                          101,729
                                                                 --------------
          Total Investment Income                                      148,302
Expenses:
     Management Fees (Note 2)                                          100,669
                                                                 --------------
          Total Expenses                                               100,669
                                                                 --------------

Net Investment Income                                                   47,633
                                                                 --------------
Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                               263,665
     Unrealized Appreciation (Depreciation) on Investments           1,500,423
                                                                 --------------
Net Realized and Unrealized Gain (Loss) on Investments               1,764,088
                                                                 --------------

Net Increase (Decrease) in Net Assets from Operations            $   1,811,721
                                                                 ==============


    The accompanying notes are an integral part of the financial statements

================================================================================
THE FAIRHOLME FUND
================================================================================
                                                Financial Highlights (unaudited)
                    Selected data for a share outstanding throughout the period.

                                                                        12/1/00       12/29/1999 *
                                                                          to              to
                                                                        5/31/01        11/30/00

Net Asset Value at Beginning of Period                                $   13.55       $   10.00
Net Investment Income                                                      0.04            0.05
Net Gains or Losses on Securities (Realized and Unrealized)                1.54            3.50
                                                                      ----------      ----------
     Total from Investment Operations                                      1.58            3.55

Dividends (From Net Investment Income)                                    (0.04)           0.00
Distributions (From Capital Gains)                                        (0.25)           0.00
                                                                      ----------      ----------
     Total Distributions                                                  (0.29)           0.00

Net Asset Value at  End of Period                                     $   14.84       $   13.55

Total Return                                                              11.62 %         35.50 %

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)                               $  24,693       $  13,910
Ratio of Expenses to Average Net Assets **                                 1.00 %          1.00 %
Ratio of Net Investment Income to Average Net Assets **                    0.47 %          0.46 %
Portfolio Turnover Rate **                                                 8.28 %         42.32 %

 * Commencement of Operations
** Annualized

    The accompanying notes are an integral part of the financial statements

================================================================================
THE FAIRHOLME FUND
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                         MAY 31, 2001(UNAUDITED)



Note 1. Organization

Fairholme Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management Investment Company. The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock at .0001 par value. The Board of Directors of the Company (the "Directors") has the power to designate one or more separate and distinct series and / or classes of shares of common stock and to classify or reclassify any unissued shares with the respect to such series. Shares of one series have been authorized, which shares constitute the interests in The Fairholme Fund (the "Fund").

The Fund retains Fairholme Capital Management, L.L.C. (the "Adviser") as its investment adviser. The Adviser provides the Fund with investment advice, administrative services, and facilities.

The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing in common stocks without restrictions regarding market capitalization. The Fund will normally invest 75% of total net assets in U.S. common stocks and intends to hold a focused portfolio of no more than 25 stocks.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. [All other securities for which over-the-counter market quotations are readily available are valued at their last bid price]. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Adviser has determined will represent fair value.

Federal Income Taxes: The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


Note 3. Related Party Transactions

Fairholme Capital Management, L.L.C. (the "Adviser") serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other entities. The Fund pays the Adviser for its advisory and administrative services an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. The investment adviser received $100,669 for their services during the six months ending May 31, 2001. Certain Directors and officers of Fairholme Funds, Inc. are also members and/or officers of Fairholme Capital Management, L.L.C.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of May 31, 2001, National Financial Services, L.L.C. for the benefit of its customers owned over 68% of the Fund.

Note 4. Investments

For the period ending May 31, 2001 purchases and sales of investment securities, other than short-term investments, aggregated $5,943,382 and $693,611 respectively. The gross realized appreciation for all securities totaled $270,370 and the gross realized depreciation for all securities totaled ($6,705) or a net realized appreciation of $263,665. The aggregate cost of securities for federal income tax purposes at May 31, 2001 was $20,797,524.

--------------------------------------------------------------------------------


                               Board of Directors
                                  Bruce R. Berkowitz
                                  Avivith Oppenheim, Esq.
                                  Michael J. Senior
                                  Joel L. Uchenick
                                  Leigh Walters, Esq.

                               Officers
                                  Bruce R. Berkowitz, President
                                  Michael J. Senior, Secretary & Treasurer

                               Investment Adviser
                                  Fairholme Capital Management, L.L.C.
                                  51 JFK Parkway
                                  Short Hills, NJ 07078

                                  Telephone: 973-379-6557

                               Dividend Paying Agent,
                               Shareholders' Servicing Agent,
                               Transfer Agent
                                  Mutual Shareholder Services L.L.C.
                                  8869 Brecksville Rd., Suite C
                                  Brecksville, OH 44141

                                  Telephone: 800-417-5525

                               Custodian
                                  UMB Bank N.A.
                                  1010 Grand Blvd.
                                  Kansas City, MO 64106

                               Counsel
                                  David Jones & Associates P.C.
                                  4747 Research First Dr., Suite 180
                                  The Woodlands, TX 77381

                               Independent Auditors
                                  McCurdy & Associates CPAs, Inc.
                                  27955 Clemens Rd
                                  Westlake, OH 44145






    This report has been prepared for the shareholders of The Fairholme Fund.